Invesco Real Estate Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	REA-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2019
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests–98.95%
Apartments–10.64%
AvalonBay Communities, Inc.	288,493	$58,566,964
Equity Residential	442,867	33,910,326
Essex Property Trust, Inc.	85,570	24,964,192
Mid-America Apartment Communities, Inc.	345,283	39,424,413
		156,865,895
Data Centers–8.37%
CyrusOne, Inc.	423,984	25,032,015
Digital Realty Trust, Inc.	206,337	24,289,992
Equinix, Inc.	121,178	58,867,061
QTS Realty Trust, Inc., Class A	328,237	15,154,702
		123,343,770
Diversified–1.87%
American Assets Trust, Inc.	73,177	3,321,504
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(b)(c)(d)	3,547,941	0
VICI Properties, Inc.	880,214	19,523,146
Vornado Realty Trust	71,017	4,703,456
		27,548,106
Free Standing–6.64%
Agree Realty Corp.	320,168	21,435,247
Essential Properties Realty Trust, Inc.	335,668	7,136,302
Four Corners Property Trust, Inc.	195,503	5,622,666
National Retail Properties, Inc.	550,071	29,445,301
Realty Income Corp.	489,503	34,304,370
		97,943,886
Health Care–10.17%
CareTrust REIT, Inc.	300,525	7,305,763
HCP, Inc.	818,028	25,939,668
Healthcare Realty Trust, Inc.	968,554	31,226,181
National Health Investors, Inc.	119,133	9,357,897
Omega Healthcare Investors, Inc.	176,029	6,270,153
Ventas, Inc.	571,945	36,776,063
Welltower, Inc.	406,653	33,028,357
		149,904,082
Industrial–9.59%
Americold Realty Trust REIT	353,506	11,064,738
EastGroup Properties, Inc.	68,759	7,632,249
	Shares	Value
Industrial–(continued)
Exeter Industrial Value Fund LP, (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(c)(d)(e)	4,185,000	$283,027
Liberty Property Trust	331,163	15,720,308
Prologis, Inc.	954,321	70,304,828
Rexford Industrial Realty, Inc.	316,248	11,954,174
STAG Industrial, Inc.	432,776	12,628,404
Terreno Realty Corp.	256,631	11,730,603
		141,318,331
Infrastructure REITs–15.44%
American Tower Corp.	512,584	107,012,162
Crown Castle International Corp.	706,825	91,894,318
SBA Communications Corp., Class A(c)	132,580	28,691,638
		227,598,118
Lodging Resorts–3.74%
Hilton Worldwide Holdings, Inc.	154,681	13,834,668
Park Hotels & Resorts, Inc.	681,427	18,821,014
Pebblebrook Hotel Trust	493,812	13,742,788
Sunstone Hotel Investors, Inc.	646,040	8,669,857
		55,068,327
Manufactured Homes–3.45%
Equity LifeStyle Properties, Inc.	215,779	26,251,673
Sun Communities, Inc.	194,797	24,597,017
		50,848,690
Office–9.94%
Alexandria Real Estate Equities, Inc.	244,506	35,798,123
Boston Properties, Inc.	324,583	42,465,194
Corporate Office Properties Trust	510,622	14,215,717
Empire State Realty Trust, Inc., Class A	551,126	8,465,295
Highwoods Properties, Inc.	189,960	8,331,646
Hudson Pacific Properties, Inc.	978,093	32,678,087
SL Green Realty Corp.	53,309	4,584,574
		146,538,636
Regional Malls–4.10%
Macerich Co. (The)	423,707	15,393,275
Simon Property Group, Inc.	278,219	45,096,518
		60,489,793
Self Storage–3.59%
Extra Space Storage, Inc.	106,737	11,437,937
Public Storage	174,683	41,553,592
		52,991,529
Shopping Centers–4.74%
Federal Realty Investment Trust	141,586	18,509,538
Regency Centers Corp.	242,897	16,021,486
Retail Opportunity Investments Corp.	1,295,018	21,678,601
Weingarten Realty Investors	484,713	13,668,907
		69,878,532

See accompanying notes which are an integral part of this schedule.
Invesco Real Estate Fund

	Shares	Value
Single Family Homes–2.99%
American Homes 4 Rent, Class A	615,259	$15,018,472
Invitation Homes, Inc.	1,136,713	29,133,954
		44,152,426
Specialty–1.36%
EPR Properties	106,172	8,292,033
Iron Mountain, Inc.	383,200	11,745,080
		20,037,113
Timber REITs–2.32%
PotlatchDeltic Corp.	95,796	3,223,536
Rayonier, Inc.	281,753	7,931,347
Weyerhaeuser Co.	1,010,044	23,029,003
		34,183,886
Total Common Stocks & Other Equity Interests (Cost $1,072,446,643)		1,458,711,120
	Shares	Value

Money Market Funds–1.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(f)	5,881,707	$5,881,707
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(f)	4,199,441	4,200,701
Invesco Treasury Portfolio, Institutional Class, 2.28%(f)	6,721,951	6,721,951
Total Money Market Funds (Cost $16,804,021)		16,804,359
TOTAL INVESTMENTS IN SECURITIES–100.09% (Cost $1,089,250,664)		1,475,515,479
OTHER ASSETS LESS LIABILITIES–(0.09)%		(1,367,825)
NET ASSETS–100.00%		$1,474,147,654
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $283,027, which represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund LP	$315,000	1.26%

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.
See accompanying notes which are an integral part of this schedule.
Invesco Real Estate Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Invesco Real Estate Fund

B.	Securities Transactions and Investment Income — (continued)
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
E.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Invesco Real Estate Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,458,428,093	$—	$283,027	$1,458,711,120
Money Market Funds	16,804,359	—	—	16,804,359
Total Investments	$1,475,232,452	$—	$283,027	$1,475,515,479
Invesco Real Estate Fund